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                                                                  Exhibit 10.22

     ASSIGNMENT AND ASSUMPTION AGREEMENT ("AGREEMENT"), effective as of June 23, 1997 ("Effective Date"), between Poland Communications, Inc. ("PCT"), a New York corporation with offices at c/o Chase Enterprises, One Commercial Plaza, Hartford, Connecticut 06103 and @Entertainment, Inc. ("Entertainment"), a Delaware corporation with offices at c/o Chase Enterprises, One Commercial Plaza, Hartford, Connecticut 06103.

     WHEREAS, PCI and _________________ ("Employee") are parties to that certain Employment Agreement (the "Employment Agreement") effective as of ________________;

     WHEREAS, effective June 22, 1997, PCI, as part of a reorganization of its corporate structure, became a subsidiary of Entertainment through a contribution of shares from shareholders of PCI;

     WHEREAS, in connection therewith, Entertainment will assume certain duties formerly performed by PCI, including the employment of certain employees of PCI, including Employee;

     NOW THEREFORE, for the consideration of One Dollar ($1.00), and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. PCI hereby assigns to Entertainment all of its right, title and interest as employer, (defined as "the Company") in the Employment.

2. Entertainment hereby assumes and agrees to perform all the obligations and responsibilities of PCI as the employer under the Employment Agreement and agrees to be bound by all the provisions of the Employment Agreement. Employee shall become and be considered an employee of Entertainment.

3. Entertainment indemnifies and agrees to hold PCI harmless from and against any and all claims made, suits commenced or judgments entered arising out of or in connection with the Employment Agreement and its employment of Employee.

4. This Agreement is binding upon PCI, Entertainment and Employee, and their respective heirs, successors, executors, administrators, personal representatives and assigns.

5. This Agreement may be executed in several counterparts but the counterparts shall constitute but one and the same instrument.

6. This Agreement shall be construed in accordance with the laws of the State of ___________________. In the event that any provision of this Agreement shall be found unenforceable or invalid, the same shall not affect the remaining provisions of this instrument.
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     To signify agreement with the foregoing, the parties have executed this
Agreement as of the date first above written.


                                            POLAND COMMUNICATIONS, INC.


                                            By: _______________________


                                            Its:_______________________



                                            @ENTERTAINMENT, INC.



                                            By: _______________________


                                            Its:_______________________



ACKNOWLEDGED AND AGREED:
EMPLOYEE


_________________________



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6. This Agreement may be executed in several counterparts but the counterparts shall constitute but one and the same instrument.

7. This Agreement shall be construed in accordance with the laws of the State of ______________. In the event that any provision of this Agreement shall be found unenforceable or invalid, the same shall not affect the remaining provisions of this instrument.

     To signify agreement with the foregoing, the parties have executed this Agreement as of the date first above written.



                                        POLAND COMMUNICATIONS, INC.


                                        By:________________________


                                        Its:_______________________



                                        @ENTERTAINMENT, INC.



                                        By:________________________


                                        Its:_______________________


ACKNOWLEDGED AND AGREED:
EMPLOYEE


_______________________